EX-99.2a
STATE OF TEXAS FORM P-4

                          RAILROAD COMMISSION OF TEXAS
                              OIL AND GAS DIVISION

  CHARLES R. MATTHEWS,                                          DAVID E. SCHIECK
       COMMISSIONER                               DIRECTOR, OIL AND GAS DIVISION
  TONY GARZA, COMMISSIONER
  MICHAEL L. WILLIAMS,
       COMMISSIONER

1701 N. CONGRESS                                                  (512)463-7288
            CAPITOL STATION - PO. BOX 12967 AUSTIN, TEXAS 78711-2967
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                                    01/11/99
                              FORM P-4 NOTIFICATION         (OIL LEASE)

OPERATOR

       D-MIL PRODUCTION, INC.
       P 0 BOX 49
       ARGYLE        TX     76226
*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *   *
THE FOLLOWING RRC FORM P-4 "PRODUCER'S CERTIFICATE OF COMPLIANCE AND AUTHORIZATIGN TO TRANSPORT OIL AND/OR CASINGHEAD GAS FROM AN OIL LEASE
OR GAS AND/OR CONDENSATE FROM A GAS WELL" CHANGING:
FROM: DUKE ENERGY TRANSPORT&TRADING CO    TO: TEPPCC CRUDE OIL, LLC
           100 N BROADWAY                     100 N BROADWAY SUITE 2500
           LIBERTY TOWER                      OKLAHOMA CITY OK 73102
           OKLAHOMA CITY OK 73102
HAS BEEN APPROVED ON  JANUARY 11, 1999
*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *   *
THE CURRENT OPERATOR OF THIS LEASE IS:
                 D-MIL PRODUCTION, INC.
                 P 0 BOX 49
                 ARGYLE        TX     76226
*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *   *
DISTRICT : 03                           FIELD NAME:  SERBIN (TAYLOR SAND)
COUNTY : BASTROP                        FIELD NO. :  82265500
EFF. DATE: 01/01/99                     LEASE NAME:  SMITH-BOSWELL
                                        LEASE NO  :   19600

FOR THE PURPOSE CF: AUTOMATIC P-4, CHANGE OF GATHERER


NAMED ON THE P-4:
TYPE                   NAME                 CODE    PRODUCT   MARKET   % OF TAKE
GATHERER        TEPPCO CRUDE OIL, LLC       TEPCO      OIL               100.00







PLEASE NOTIFY THE AUSTIN OFFICE OF THE RAILROAD COMMISSION IF ANY OF THE ABOVE INFORMATION IS NOT CORRECT.


   /s/R. A. VARELA
   APPROVED BY
   R. A. VARELA
   ASSISTANT DIRECTOR
   OIL AND SAS DIVISION

CC:   RRC-03, AND ALL NAMED PARTIES